                                                               EXHIBIT 99.(A)(2)

                             LETTER OF TRANSMITTAL
                                   TO TENDER
                 8 3/4% CONVERTIBLE SUBORDINATED NOTES DUE 2004
                                  OF KTI, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED JANUARY 24, 2000

  SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE OFFER TO PURCHASE, THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
 MARCH 3, 2000, UNLESS EXTENDED (THE "EXPIRATION DATE"). NOTES TENDERED IN THE
    OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE CLOSE OF BUSINESS ON THE
                  BUSINESS DAY FOLLOWING THE EXPIRATION DATE.

                        THE DEPOSITARY FOR THE OFFER IS:

                                 SUNTRUST BANK
                      225 EAST ROBINSON STREET, SUITE 250
                             ORLANDO, FLORIDA 32801
                            TELECOPY: (407)237-5299
                         ATTENTION: MS. LISA DERRYBERRY
                           TELEPHONE: (407) 237-4791

    Delivery of this Letter of Transmittal to an address, or transmission of instructions via facsimile, other than as set forth above will not constitute valid delivery. THE INSTRUCTIONS CONTAINED HEREIN AND IN THE OFFER TO PURCHASE (AS DEFINED BELOW) SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase, dated January 24, 2000 (as the same may be amended from time to time, the "Offer to Purchase"), of KTI, Inc. (the "Company") and this Letter of Transmittal and instructions hereto (the "Letter of Transmittal"), which together constitute the Company's offer to purchase (the "Offer") all of the outstanding 8 3/4% Convertible Subordinated Notes due 2004 of the Company (the "Notes"), upon the terms and subject to the conditions set forth in the Offer to Purchase.

    HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE PAYMENT FOR NOTES TO BE PURCHASED PURSUANT TO THE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR NOTES TO THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

    This Letter of Transmittal is to be used by holders of Notes if certificates representing Notes are to be physically delivered to the Depositary herewith by holders of Notes. This Letter of Transmittal is also being supplied for informational purposes only to persons who hold notes in book-entry form through the facilities of The Depository Trust Company ("DTC"). Tender of Notes held through DTC must be made pursuant to the procedures described under "Procedures for Tendering Notes--Tendering Notes--Notes held through DTC" in the Offer to Purchase.

    In order to properly complete this Letter of Transmittal, a holder of Notes must (i) complete the box entitled "Description of Notes"; (ii) if appropriate, check and complete the boxes relating to Guaranteed Delivery, Special Issuance Instructions and Special Delivery Instructions; (iii) sign the Letter of Transmittal; and (iv) complete Substitute Form W-9. Each holder of Notes should carefully read the detailed Instructions contained herein prior to completing this Letter of Transmittal.

    The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

    If holders desire to tender Notes pursuant to the Offer and (i) certificates representing such holder's Notes are not lost but are not immediately available or time will not permit this Letter of Transmittal, certificates representing such Notes or other required documents to reach the Depositary prior to the Expiration Date, or (ii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such holders may effect a tender of such Notes in accordance with the guaranteed delivery procedures described under "Procedure for Tendering Notes --Guaranteed Delivery Procedures" in the Offer to Purchase. See Instruction 1 below.

    All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Offer to Purchase.

    Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to SunTrust Bank, the Depositary for the Offer. See Instruction 9 below.

    The Company is not aware of any jurisdiction where the making of the Offer would not be in compliance with applicable laws. If the Company becomes aware of any jurisdiction where the making of the Offer would not be in compliance with such laws, the Company will make a good faith effort to comply with any such laws or seek to have such laws declared inapplicable to the Offer. If after such good faith effort, the Company cannot comply with any such applicable laws, the Offer will not be made to, nor will tenders be accepted from or on behalf of, the holders of Notes residing in such jurisdiction.

             PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                         BEFORE CHECKING ANY BOX BELOW

    List below the Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal.

                                   DESCRIPTION OF NOTES

                                                            AGGREGATE
                                                            PRINCIPAL        PRINCIPAL
  NAME(S) AND ADDRESS(ES) OF HOLDER(S)    CERTIFICATE        AMOUNT           AMOUNT
       (PLEASE FILL IN, IF BLANK)          NUMBERS*        REPRESENTED**    TENDERED**


* Need not be completed by Holders tendering by book-entry transfer (see below).

** Unless otherwise indicated in the column labeled "Principal Amount Tendered" and subject to the terms and conditions of the Offer to Purchase, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Notes indicated in the column labeled "Aggregate Principal Amount Represented." See Instruction 2.

/ /  CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

Name(s) of Registered Holder:

--------------------------------------------------------------------------------

Window Ticket Number (if any):

--------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:

--------------------------------------------------------------------------------

Name of Eligible Institution which Guaranteed Delivery:

--------------------------------------------------------------------------------

LADIES AND GENTLEMEN:

    Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to the Company the principal amount of Notes indicated above.

    Subject to and effective upon the acceptance for payment of Notes tendered hereby, by executing and delivering a Letter of Transmittal a tendering holder of Notes (i) irrevocably sells, assigns and transfers to the Company, all right, title and interest in and to all the Notes tendered thereby, (ii) waives any and all rights with respect to the Notes (including without limitation any existing or past defaults and their consequences in respect of the Note and the Indenture under which the Notes were issued), (iii) releases and discharges the Company from any and all claims such holder may have now, or may have in the future arising out of, or related to, the Notes including without limitation any claims that such holder is entitled to receive additional principal or interest payments with respect to the Notes or to participate in any repurchase, redemption or defeasance of the Notes and (iv) irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of such holder with respect to any such tendered Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Notes, or transfer ownership of such Notes, on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Company, (b) present such Notes for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Notes (except that the Depositary will have no rights to, or control over, funds from the Company, except as agent for the Company, for the purchase price for any tendered Notes that are purchased by the Company), all in accordance with the terms of the Offer.

    The undersigned understands that tenders of Notes may be withdrawn by written notice of withdrawal received by the Depositary at any time prior to the close of business on the business day following the Expiration Date. See Instruction 1.

    The undersigned hereby represents and warrants that the undersigned (i) owns the Notes tendered and is entitled to tender such Notes and (ii) has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and that when such Notes are accepted for purchase and payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

    For the purposes of the Offer, the undersigned understands that the Company will be deemed to have accepted for purchase validly tendered Notes (or defectively tendered Notes with respect to which the Company has waived such defect) only if, as and when the Company gives oral or written notice thereof to the Depositary. Payment for Notes purchased pursuant to the Offer will be made by deposit of the purchase price for such Notes with the Depositary, which will act as agent for tendering holders for the purpose of receiving payments from the Company and transmitting such payments to such holders.

    All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

    The undersigned understands that valid tender of Notes pursuant to any one of the procedures described under "Procedures for Tendering Notes" in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer, including the undersigned's waiver of any existing defaults and their consequences in respect of the Notes and the Indenture (including, without limitation, a default in the payment of interest).

    The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Notes pursuant to the procedures described in the Offer to Purchase and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by the Company, in its sole direction, which determination shall be final and binding on all parties.

    Unless otherwise indicated herein under "Special Issuance Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered be issued in the name(s) of the undersigned, and checks constituting payments for Notes purchased in connection with the Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered and checks constituting payments for Notes to be purchased in connection with the Offer be delivered to the undersigned at the address(es) shown herein. In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box, or both, are completed, the undersigned hereby requests that any Notes representing principal amounts not tendered be issued in the name(s) of, certificates for such Notes be delivered to, and checks constituting payments for Notes purchased in connection with the Offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable.

--------------------------------------------------------------------------------

-------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS

      To be completed ONLY if any checks and/or any certificates for Notes in a principal amount not tendered are to be issued in the name of and sent to someone other than the person(s) whose name(s) appear(s) in the "Description of Notes above Tendered" box above.

  Issue to: / / Notes                                               / / Checks
                            (COMPLETE AS APPLICABLE)

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

------------------------------------------------------
------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS

      To be completed ONLY if any checks and/or any certificates for Notes in a principal amount not tendered are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the "Description of Notes above Tendered" box above.

  Deliver: / / Notes                                                / / Checks
                            (COMPLETE AS APPLICABLE)

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

-----------------------------------------------------

 HOLDERS WHO WISH TO ACCEPT THE OFFER AND TENDER THEIR NOTES MUST COMPLETE THIS
                     LETTER OF TRANSMITTAL IN ITS ENTIRETY.

     NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING
                            INSTRUCTIONS CAREFULLY.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

    (TO BE COMPLETED BY ALL TENDERING HOLDERS OF NOTES PURSUANT TO THE OFFER
      REGARDLESS OF WHETHER NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

      This Letter of Transmittal must be signed by the holder(s) of Notes exactly as their name(s) appear(s) on certificate(s) for Notes or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 3 below.

      If the signature appearing below is not of the holder(s) of the Notes, then the holder(s) must sign a valid power of attorney.

  X __________________________________________________________________________

  X __________________________________________________________________________
               SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY

  Date: ______________________________________________________________________

  Name(s): ___________________________________________________________________

  ____________________________________________________________________________
                                 (PLEASE PRINT)

  Capacity ___________________________________________________________________

  Address ____________________________________________________________________

  ____________________________________________________________________________
                              (INCLUDING ZIP CODE)

  Area Code and Telephone No. (   )___________________________________________

                              SIGNATURE GUARANTEE
                           (See Instruction 3 Below)

  Certain Signatures Must Be Guaranteed by an Eligible Institution.

  ____________________________________________________________________________
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

   __________________________________________________________________________
               (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER
                         (INCLUDING AREA CODE) OF FIRM)

   __________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

   __________________________________________________________________________
                                 (PRINTED NAME)

   __________________________________________________________________________
                                    (TITLE)

  Date: _________________________, 2000

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. PROCEDURES FOR TENDERING NOTES; GUARANTEED DELIVERY PROCEDURES; WITHDRAWAL OF TENDERS. To tender the Notes in the Offer, certificates representing such Notes, together with a properly completed and duly executed copy (or facsimile) of this Letter of Transmittal, and any other documents required by this Letter of Transmittal must be received by the Depositary at the address set forth herein prior to the Expiration Date. The method of delivery of this Letter of Transmittal, certificates for Notes and all other required documents to the Depositary is at the election and risk of holders. If such delivery is to be made by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. THIS LETTER OF TRANSMITTAL AND NOTES SHOULD BE SENT ONLY TO THE DEPOSITARY, AND NOT TO THE COMPANY.

    This Letter of Transmittal is also being supplied for informational purposes only to persons who hold notes in book-entry form through the facilities of DTC. Tender of Notes held through DTC must be made pursuant to the procedures described under "Procedures for Tendering Notes --Tendering Notes-- Notes held through DTC" in the Offer to Purchase.

    Except as provided herein for the book-entry or guaranteed delivery procedures, unless the Notes being tendered are deposited with the Depositary on or prior to the Expiration Date (accompanied by the appropriate, properly completed and duly executed Letter of Transmittal and any required signature guarantees and other documents required by this Letter of Transmittal), the Company may, in its sole discretion, reject such tender. Payment for Notes will be made only against deposit of tendered Notes.

    By executing this Letter of Transmittal (or a facsimile thereof), a tendering holder waives any right to receive any notice of the acceptance for payment of tendered Notes.

    For a full description of the procedures for tendering Notes, see "Procedures for Tendering Notes--Tendering Notes" in the Offer to Purchase.

    If a holder desires to tender Notes pursuant to the Offer and (i) certificates representing such holder's Notes are not lost but are not immediately available or time will not permit this Letter of Transmittal, certificates representing Notes or other required documents to reach the Depositary on or prior to the Expiration Date or (ii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date, such holder may effect a tender of such Notes in accordance with the guaranteed delivery procedures described under "Procedures for Tendering Notes-- Guaranteed Delivery Procedures" in the Offer to Purchase.

    Tenders of Notes may be withdrawn at any time prior to the Expiration Date pursuant to the procedures described under "Procedures For Tendering Notes --Withdrawal Rights" in the Offer to Purchase.

    2. PARTIAL TENDERS. Tenders of Notes pursuant to the Offer will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the last column of the box entitled "Description of Notes" herein. The entire principal amount represented by the certificates for all Notes delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes is not tendered, certificates for the principal amount of Notes not tendered will be sent to the holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 4), promptly after the Notes are accepted for purchase.

    3. SIGNATURES ON THIS LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENT; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF NOTES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID POWER OF ATTORNEY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION.

    If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

    If this Letter of Transmittal is signed by the holder, and the certificates for any principal amount of Notes not tendered for purchase are to be issued (or if a principal amount of Notes that is not tendered for purchase is to be reissued or returned) to the holder, and checks constituting payments for Notes to be purchased in connection with the Offer are to be issued to the order of the holder, then the holder need not endorse any certificates for tendered Notes nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the holder), the holder must either properly endorse the certificates for Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Notes), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution.

    If this Letter of Transmittal or any certificates representing Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

    Endorsements on certificates for Notes and signatures on bond powers provided in accordance with this Instruction 3 by registered holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution.

    No signature guarantee is required if: (i) this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered herewith and the payments for the Notes to be purchased are to be made, or any Notes for principal amounts not tendered for purchase are to be issued, directly to such registered holder(s) and neither the "Special Issuance Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed; or (ii) such Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal accompanying Notes must be guaranteed by an Eligible Institution.

    4. SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS. Tendering holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for purchase or checks constituting payments for Notes to be purchased in connection with the Offer are to be issued or sent, if different from the name and address of the holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not tendered or not accepted for purchase will be returned to the holder of the Notes tendered.

    5. TAXPAYER IDENTIFICATION NUMBER AND SUBSTITUTE FORM W-9. Each tendering holder is required to provide the Depositary with the holder's correct taxpayer identification number ("TIN"), generally the holder's social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, or, alternatively, to establish another basis for exemption from backup withholding. A holder must cross out item (2) in the Certification box on Substitute Form W-9 if such holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering holder to 31% federal income tax backup withholding on the payments made to the holder or other payee with respect to Notes purchased pursuant to the Offer. The box in Part 3 of the form should be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, thereafter the Depositary will withhold 31% from all such payments with respect to the Notes to be purchased until a TIN is provided to the Depositary.

    6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, payable on the purchase and transfer of Notes purchased pursuant to the Offer, except in the case of deliveries of certificates for Notes for principal amounts not tendered for payment that are to be registered or issued in the name of any person other than the holder of Notes tendered hereby, in which case the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

    Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the certificates listed in this Letter of Transmittal.

    7. IRREGULARITIES. All questions as to the validity, form, eligibility (including the time of receipt) and acceptance for payment of any tenders of Notes pursuant to the procedures described in the Offer to Purchase and the form and validity (including the time of receipt of notices of withdrawal) of all documents will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance of or payment for which may be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Notes. The Company's interpretations of the terms and conditions of the Offer (including without limitation the instructions in this Letter of Transmittal) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Depositary or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to holders for failure to give such notification. Tenders of such Notes shall not be deemed to have been made until such irregularities have been cured or waived. Any Notes received by the Depositary that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Depositary to the tendering holders, unless such holders have otherwise provided herein, as promptly as practical following the Expiration Date.

    8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR NOTES. Any holder of Notes whose certificates for Notes have been mutilated, lost, stolen or destroyed should contact the Depositary for further instruction at the address or telephone numbers included herein.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Notes and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to, and additional information about the Offer may be obtained from, the Depositary, whose address and telephone number appears on the first page of this Letter of Transmittal.

                           IMPORTANT TAX INFORMATION

    Under federal income tax laws, a holder whose tendered Notes are accepted for payment is required by law to provide the Depositary (as payer) with such holder's correct TIN on Substitute Form W-9 included herein or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his social security number. If the Depositary is not provided with the correct TIN, a penalty may be imposed by the Internal Revenue Service, and payments made with respect to Notes purchased pursuant to the Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

    Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute
Form W-9 to the Depositary. A foreign person, including a foreign entity, may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8 BEN or other appropriate Form W-8, signed under penalties of perjury, attesting to that holder's foreign status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                         PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments made with respect to Notes purchased pursuant to the Offer, the holder is required to provide the Depositary with either: (i) the holder's correct TIN by completing the form included herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (A) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or
(B) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

                         NUMBER TO GIVE THE DEPOSITARY

    The holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the registered holder of the Notes. If the Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

------------------------------------------------------------------------------------------------------------

             PAYER'S NAME: SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, AS DEPOSITARY
------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                               PART 1: Please provide             Social Security Number
 FORM W-9                                 your TIN in the box at
                                          right and certify by                         OR
                                          signing and dating below       Employer Identification Number

                                          ------------------------------------------------------------------
                                          PART 2: For Payees NOT subject to backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification
 PAYER'S REQUEST FOR TAXPAYER             Number on Substitute Form W-9 and complete as instructed therein
 IDENTIFICATION NUMBER (TIN)
                                          ------------------------------------------------------------------
                                          PART 3: Awaiting TIN  / /
------------------------------------------------------------------------------------------------------------
 CERTIFICATION. Under penalty of perjury, I certify that:

 (1) the number above on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and

 (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return.
 However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the enclosed Guidelines for Certification of Taxpayer Identification Number on
 Substitute Form W-9)
------------------------------------------------------------------------------------------------------------

 Signature  Date

 Name:
                                               (PLEASE PRINT)

 Address:

                                             (INCLUDE ZIP CODE)

 -----------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND THE SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

              YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                      THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.

 _______________________________________________________________________________

                                   SIGNATURE

 _______________________________________________________________________________

                                      DATE

 _______________________________________________________________________________

                              NAME (PLEASE PRINT)

 _______________________________________________________________________________

    Facsimile copies of this Letter of Transmittal, properly completed and duly executed, will be accepted. This Letter of Transmittal, certificates for the Notes and any other required documents should be sent or delivered by each holder of Notes or such person's broker, dealer, commercial bank or other nominee to the Depositary at the address set forth above.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYOR. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payor.

 ---------------------------------------------------------      -----------------------------------------------------------------
                                  GIVE THE                                                               GIVE THE EMPLOYER
                                  SOCIAL SECURITY                                                        IDENTIFICATION
 FOR THIS TYPE OF ACCOUNT:        NUMBER OF--                   FOR THIS TYPE OF ACCOUNT:                NUMBER OF--
 --------------------------------------------------------       --------------------------------------------------------
 1. An individual's account       The individual                9. A valid trust, estate, or pension     The legal entity (Do not
                                                                trust
                                                                                                         furnish the identifying
 2. Two or more individuals       The actual owner of the                                                number of the personal
 (joint account)
                                  account or, if combined                                                representative or
                                                                                                         trustee
                                  funds, any one of the                                                  unless the legal entity
                                  individuals(1)                                                         itself is not designated
                                                                                                         in
                                                                                                         the account title.)(5)
 3. Husband and wife (joint       The actual owner of the
 account)
                                  account or, if joint          10. Corporate account                    The corporation
                                  funds,
                                  either person(1)
                                                                11. Religious, charitable, or            The organization
                                                                educational
 4. Custodian account of a minor  The minor(2)                  organization account
   (Uniform Gift to Minors Act)
                                                                12. Partnership account held in the
                                                                name of
 5. Adult and minor (joint        The adult or, if the          the business                             The partnership
 account)                         minor
                                  is the only contributor,
                                  the minor(1)                  13. Association, club, or other          The organization
                                                                tax-exempt
                                                                organization
 6. Account in the name of        The ward, minor, or
 guardian or
   committee for a designated     incompetent person(3)         14. A broker or registered nominee       The broker or nominee
 ward,
   minor, or incompetent person
                                                                15. Account with the Department of       The public entity
 7. a. The usual revocable        The grantor-trustee(1)        Agriculture in the name of a public
 savings trust
     account (grantor is also                                   entity (such as a State or local
 trustee)
   b. So-called trust account     The actual owner(1)           government, school district, or prison)
 that is not a
     legal or valid trust under                                 that receives agricultural program
 State law
                                                                payments
 8. Sole proprietorship account   The owner(4)

 ---------------------------------------------------------      -----------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) Show the name of the owner.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for an Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

 - A corporation.

 - A financial institution.

 - An organization exempt from the tax under section 501(a), or an individual retirement plan.

 - The United States or any agency or instrumentality thereof.

 - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

 - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

 - An international organization or any agency, or instrumentality thereof.

 - A registered dealer in securities or commodities registered in the United States or a possession of the United States.

 - A real estate investment trust.

 - A common trust fund operated by a bank under section 584(a) of the Internal Revenue Code of 1986, as amended (the "Code").

 - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1) of the Code.

 - An entity registered at all times under the Investment Company Act of 1940.

 - A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

 - Payments to nonresident aliens subject to withholding under section 1441 of the Code.

 - Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.

 - Payments of patronage dividends where the amount received is not paid in money.

 - Payments made by certain foreign organizations.

 - Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

 - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct taxpayer identification number to the payor.

 - Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).

 - Payments described in section 6049(b)(5) of the Code to nonresident aliens.

 - Payments on tax-free covenant bonds under section 1451 of the Code.

 - Payments made by certain foreign organizations.

 - Payments made to a nominee.

Exempt payees described above should file a Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A of the Code.

PRIVACY ACT NOTICE.--Section 6109 of the Code requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1993, payors must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) PENALTY FOR FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income and such failure is due to negligence, a penalty of 20% is imposed on any portion of an underpayment attributable to that failure.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4)CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.